MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Statement of Additional Information dated October 31, 2014, as supplemented

Supplement dated March 20, 2015

The Board of Directors of the Meridian Fund, Inc. (the “Company”) has appointed Edward F. Keely to serve as a Director of the Company, and as a member of the Governance Committee and the Audit Committee as well.

The following information is added after the description of Mr. James Bernard Glavin in the section titled “INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF MERIDIAN – NON-INTERESTED DIRECTORS” beginning on page 12 of the Statement of Additional Information:

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Edward F. Keely (49)	Director	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

The following information is added before the final sentence of the section titled “OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OFFICERS – Director Qualifications” on page 15 of the Statement of Additional Information:

Mr. Keely has significant experience in the investment management and financial services industry having served as a portfolio manager for over 20 years at Founders Asset Management, Janus Capital Group, and now Borgen Investment Group. While Mr. Keely was serving as portfolio manager for Founders Growth Fund, the fund was named in Money magazine’s “100 Best Mutual Funds in the World” in 1998. Mr. Keely holds a Bachelor of Arts degree in Economics from Colorado College, where he graduated magna cum laude and is also a certified Chartered Financial Analyst.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE